Exhibit 10.2

Rezolve AI Limited 5 New Street Square London, EC4A 3TW United Kingdom

17 December 2024

1.
Reference is made to the loan note instrument constituting up to $49,892,080 7.50% senior secured convertible loan notes originally dated 16 December 2021, as amended and restated on 21 November 2022 and 23 May 2023, as further amended on 18 December 2023 and 29 December 2023 and as further amended and restated on 26 January 2024, and novated from Rezolve Limited to Rezolve AI Limited (the “Company”) by way of a deed of novation dated 4 July 2024 (the “Loan Note Instrument”). Capitalised terms used but not defined in this letter agreement (the “Letter Agreement”) shall have the meanings given to such terms in the Loan Note Instrument.

2.
Apeiron Investment Group Ltd (“Apeiron”), are the beneficial owners of US$20,756,439 principal amount of Notes (the “Apeiron Notes”), which Apeiron hold through our nominees in the following principal amounts:
a.
Aurora Nominees Limited (“Aurora”): US$10,000,000
b.
Joh. Berenberg Gossler & Co KH (“Berenberg”): US$2,756,439
c.
Vidacos Nominees Limited (“Vidacos”): US$8,000,000

3.
Bradley Wickens is the beneficial owner of US$20,756,438 principal amount of Notes (the “BW Notes”), which he holds through his nominee, Berenberg.
4.
The Company desires to amend the definition of “Conversion Price” in the Loan Note Instrument such that it means US$2 per Share for any Conversion Date falling on or after the date that the Loan Note Instrument is so amended in the form attached hereto as Schedule 1 (the “Deed of Amendment”).

5.
Pursuant to Condition 15.1 (Variations) of the Loan Note Instrument, the prior written consent of a Noteholder Majority is required to alter any of the rights being attached to the Notes or other provisions of the Loan Note Instrument, unless the amendment is listed in paragraph (a) thereof as an amendment requiring the prior written consent of a Noteholder Supermajority (which the amendment contemplated in the Deed of Amendment is not).
6.
Aurora, Berenberg and Vidacos together constitute a Noteholder Majority in respect of their holdings of the Apeiron Notes and BW Notes (as applicable).

7.
Apeiron and Bradley Wickens hereby agree to procure that (as applicable):

a.
Aurora, Berenberg and Vidacos, as Noteholder Majority, consent to the Deed of Amendment by signing a consent letter in the form attached hereto as Schedule 2; and

b.
each of Aurora, Berenberg and Vidacos deliver notices of conversion in respect of the Apeiron Notes and BW Notes (as applicable) in the forms applicable to them as attached hereto as Schedule 3,

in each case, as soon as promptly practicable.

8.
The provisions of the Loan Note Instrument, save as disapplied by this Letter Agreement, continue in full force and effect.
9.
This Letter Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

Please acknowledge your acceptance of the terms of this Letter Agreement by signing and returning to us the enclosed copy.

Yours faithfully,

SIGNED for and on behalf of APEIRON INVESTMENT GROUP LTD

/s/ Mario Frendo

Name: Mario Frendo

Title:

/s/ Bradley Wickens BRADLEY WICKENS

By:

Docusign Envelope ID: 312BBC25-45A5-454F-8482-906101AE72AD

Executed by way of acceptance

Dan Wagner

CEOSIGNED for and on behalf of REZOLVE AI LIMITED

/s/ Dan Wagner

Name: Title:

[Signature Page to Side Letter]

Schedule 1

Form of Deed of Amendment

EXECUTION VERSION

THIS DEED OF AMENDMENT is made on 2024 by:

REZOLVE AI LIMITED (company number 14573691) whose registered office is at 5 New Street Square, London, EC4A 3TW, United Kingdom (the "Company").

WHEREAS:

(A)
Rezolve Limited entered into that loan note instrument constituting up to $49,892,080 7.50% senior secured convertible loan notes originally dated 16 December 2021, as amended and restated on 21 November 2022 and 23 May 2023, as further amended on 18 December 2023 and 29 December 2023 and as further amended and restated on 26 January 2024, and novated to the Company by way of a deed of novation dated 4 July 2024 (the “Loan Note Instrument”).

(B)
The Company now wishes to amend certain provisions of the Loan Note Instrument.

IT IS AGREED as follows:

DEFINITIONS AND INTERPRETATION

1.1
All capitalised terms used in this Deed (including the recitals) shall have the meanings given to them in the Loan Note Instrument, except where the context otherwise requires and unless otherwise defined herein.

AMENDMENT

2.1
With effect from the date of this Deed, the Company hereby agrees to amend the Deed in the following manner:
(a)
the definition of “Conversion Price” shall be amended so that the following words are added after paragraph (b) thereof:

“provided that, in relation to any Conversion Date falling on or after 2024, “Conversion Price” shall mean $2 per Share;”; and

(b)
Conditions 5.2 (Early Redemption at the Option of the Company), 7.1 (Conversion at the Option of the Noteholders) and 13.1 (Change of Control) of Schedule B (Conditions of the Notes) shall each be amended such that the references to “at the then applicable Conversion Price” shall be replaced with “at the Conversion Price”.
2.2
Subject to clause 2.1 above, the terms of the Loan Note Instrument shall remain in full force and effect and the Loan Note Instrument and this Deed will, from the date of this Deed, be read and construed as one document.

GOVERNING LAW & JURISDICTION

3.1
This Deed and any non-contractual obligations arising out of or in connection with this Deed shall be governed by, and interpreted in accordance with, English law.
3.2
The English courts shall have exclusive jurisdiction to settle any claim, dispute or issue between the parties whether arising out of or in connection with this Deed or otherwise (including non- contractual claims).

This Deed has been executed and delivered and takes effect on the date stated at the beginning of it.

[Signature page follows]

2

Executed as a DEED for and on behalf of REZOLVE AI LIMITED in the presence of a witness	) ) ) …………………………………. )
Witness Signature: Name (print): Occupation: Address:	) …………………………………. ) ) …………………………………. ) ) …………………………………. ) ) ………………………………….

[Signature Page – Loan Note Instrument Deed of Amendment – Conversion Price]

Schedule 2

Form of Consent to Variation

EXECUTION VERSION

NOTEHOLDER MAJORITY VARIATION CONSENT

From: Joh. Berenberg, Gossler & Co. KG 20 Neuer Jungfernstieg

20354, Hamburg Germany

(“Berenberg”)

Aurora Nominees Limited 10 Harewood Avenue London, NW1 6AA

(“Aurora”)

Vidacos Nominees Limited Citigroup Centre

Canada Square, Canary Wharf London, E14 5LB

(“Vidacos”)

To: Rezolve AI Limited 5 New Street Square London EC4A 3TW United Kingdom

(the “Company”)

December 2024 Dear Sirs

Re: Consent to variation of Loan Note Instrument (as defined below)

1.
Introduction
1.1
We refer to the loan note instrument constituting up to $49,892,080 7.50% senior secured convertible loan notes originally dated 16 December 2021, as amended and restated on 21 November 2022 and 23 May 2023, as further amended on 18 December 2023 and 29 December 2023 and as further amended and restated on 26 January 2024, and novated from Rezolve Limited to the Company by way of a deed of novation dated 4 July 2024 (the “Loan Note Instrument”). Berenberg, Aurora and Vidacos together constitute a Noteholder Majority for the purposes of the Loan Note Instrument.
1.2
We further refer to the draft deed of amendment appended as Appendix I, to be entered into on or around the date hereof (“Deed of Amendment”).
2.
Consent to variation request
2.1
Berenberg, Aurora and Vidacos (constituting a Noteholder Majority) hereby acknowledge and agree to the terms of the Deed of Amendment.
3.
Full force and effect

Save as expressly set out in this letter, nothing in this letter shall constitute or be construed as a waiver or compromise of any other term or condition of the Loan Note Instrument or any of the Noteholders’ rights in relation to them which for the avoidance of doubt shall continue in full force and effect.

4.
Governing law and jurisdiction

This letter (including the agreement constituted by your acknowledgement of its terms) and any non-contractual obligations arising out of or in connection to it are governed by English law. The parties to this letter submit to the non-exclusive jurisdiction of the English courts.

2

Yours faithfully

……………………………. for and on behalf of

JOH. BERENBERG, GOSSLER & CO. KG

[Signature Page to Noteholder Majority Variation Consent]

Yours faithfully

……………………………. for and on behalf of

AURORA NOMINEES LIMITED

Yours faithfully

……………………………. for and on behalf of

VIDACOS NOMINEES LIMITED

Appendix I Deed of Amendment

EXECUTION VERSION

THIS DEED OF AMENDMENT is made on 2024 by:

REZOLVE AI LIMITED (company number 14573691) whose registered office is at 5 New Street Square, London, EC4A 3TW, United Kingdom (the "Company").

WHEREAS:

(A)
Rezolve Limited entered into that loan note instrument constituting up to $49,892,080 7.50% senior secured convertible loan notes originally dated 16 December 2021, as amended and restated on 21 November 2022 and 23 May 2023, as further amended on 18 December 2023 and 29 December 2023 and as further amended and restated on 26 January 2024, and novated to the Company by way of a deed of novation dated 4 July 2024 (the “Loan Note Instrument”).

(B)
The Company now wishes to amend certain provisions of the Loan Note Instrument.

IT IS AGREED as follows:

DEFINITIONS AND INTERPRETATION

1.1
All capitalised terms used in this Deed (including the recitals) shall have the meanings given to them in the Loan Note Instrument, except where the context otherwise requires and unless otherwise defined herein.

AMENDMENT

2.1
With effect from the date of this Deed, the Company hereby agrees to amend the Deed in the following manner:
(a)
the definition of “Conversion Price” shall be amended so that the following words are added after paragraph (b) thereof:

“provided that, in relation to any Conversion Date falling on or after 2024, “Conversion Price” shall mean $2 per Share;”; and

(b)
Conditions 5.2 (Early Redemption at the Option of the Company), 7.1 (Conversion at the Option of the Noteholders) and 13.1 (Change of Control) of Schedule B (Conditions of the Notes) shall each be amended such that the references to “at the then applicable Conversion Price” shall be replaced with “at the Conversion Price”.
2.2
Subject to clause 2.1 above, the terms of the Loan Note Instrument shall remain in full force and effect and the Loan Note Instrument and this Deed will, from the date of this Deed, be read and construed as one document.

GOVERNING LAW & JURISDICTION

3.1
This Deed and any non-contractual obligations arising out of or in connection with this Deed shall be governed by, and interpreted in accordance with, English law.
3.2
The English courts shall have exclusive jurisdiction to settle any claim, dispute or issue between the parties whether arising out of or in connection with this Deed or otherwise (including non- contractual claims).

This Deed has been executed and delivered and takes effect on the date stated at the beginning of it.

[Signature page follows]

2

Executed as a DEED for and on behalf of REZOLVE AI LIMITED in the presence of a witness	) ) ) …………………………………. )
Witness Signature: Name (print): Occupation: Address:	) …………………………………. ) ) …………………………………. ) ) …………………………………. ) ) ………………………………….

[Signature Page – Loan Note Instrument Deed of Amendment – Conversion Price]

Schedule 3

Form of Conversion Notices

EXECUTION VERSION

To: The Directors

Rezolve AI Limited (the “Company”) 5 New Street Square

London, EC4A 3TW United Kingdom

2024

Dear Sirs

7.50% Senior Secured Convertible Loan Notes, originally issued by Rezolve Limited pursuant to an instrument originally dated 16 December 2021, as amended and restated on 21 November 2022 and 23 May 2023, as further amended on 18 December 2023 and 29 December 2023, as further amended and restated on 26 January 2024 and as further amended on 2024, and novated to the Company pursuant to a deed of novation dated 4 July 2024 (the “Instrument”)

Aurora Nominees Limited (the “Exercising Noteholder”) hereby gives notice to the Company that it is exercising its right to convert $10,000,000 principal amount of Notes (together with additional accrued interest of $445,891 as of the date of this notice) issued pursuant to the Instrument into Shares in accordance with condition 7 (Conversion at the Option of the Noteholders) of the Instrument. We hold such Notes (the “Apeiron Notes”) on behalf of Apeiron Investment Group Ltd (“Aperion”), who is the beneficial owner of the Apeiron Notes.

We hereby direct the Company to allot and issue 5,222,945 Shares resulting from the conversion of the Apeiron Notes directly to The Depositary Trust Company (“DTC”) in accordance with the DTC settlement instructions provided by Apeiron, in accordance with the Conditions.

We acknowledge and agree that the Shares are issued subject to the memorandum of association and articles of association and shareholders agreement of the Company and that Apeiron agrees to become a member of the Company.

Yours faithfully
AURORA NOMINEES LIMITED
Name: Title:

[Signature Page to Conversion Notice]

EXECUTION VERSION

To: The Directors

Rezolve AI Limited (the “Company”) 5 New Street Square

London, EC4A 3TW United Kingdom

2024

Dear Sirs

7.50% Senior Secured Convertible Loan Notes, originally issued by Rezolve Limited pursuant to an instrument originally dated 16 December 2021, as amended and restated on 21 November 2022 and 23 May 2023, as further amended on 18 December 2023 and 29 December 2023, as further amended and restated on 26 January 2024 and as further amended on 2024, and novated to the Company pursuant to a deed of novation dated 4 July 2024 (the “Instrument”)

Joh. Berenberg, Gossler & Co. KG (the “Exercising Noteholder”) hereby gives notice to the Company that it is exercising its right to convert $23,512,877 principal amount of Notes (together with additional accrued interest of $1,048,416.70 as of the date of this notice) issued pursuant to the Instrument into Shares in accordance with condition 7 (Conversion at the Option of the Noteholders) of the Instrument. We hold $2,756,439 principal amount of such Notes (together with additional accrued interest of $122,907 as of the date of this notice) (the “Apeiron Notes”) on behalf of Apeiron Investment Group Ltd (“Aperion”) and $20,756,438 of principal amount such Notes (together with additional accrued interest of $925,509.70 as of the date of this notice) (the “BW Notes”) on behalf of Bradley Wickens, who are the beneficial owners of the Apeiron Notes and BW Notes (respectively).

We hereby direct the Company to allot and issue (a) 1,439,673 Shares resulting from the conversion of the Apeiron Notes directly to The Depositary Trust Company (“DTC”) in accordance with the DTC settlement instructions provided by Apeiron and (b) 10,840,973 Shares resulting from the conversion of the BW Notes directly to DTC in accordance with the DTC settlement instructions provided by Bradley Wickens, in each case in accordance with the Conditions.

We acknowledge and agree that the Shares are issued subject to the memorandum of association and articles of association and shareholders agreement of the Company and that Apeiron and Bradley Wickens agree to become a member of the Company.

4899-4113-7670 v.3

Yours faithfully
JOH. BERENBERG GOSSLER & CO KG
Name: Title:

[Signature Page to Conversion Notice]

EXECUTION VERSION

To: The Directors

Rezolve AI Limited (the “Company”) 5 New Street Square

London, EC4A 3TW United Kingdom

2024

Dear Sirs

7.50% Senior Secured Convertible Loan Notes, originally issued by Rezolve Limited pursuant to an instrument originally dated 16 December 2021, as amended and restated on 21 November 2022 and 23 May 2023, as further amended on 18 December 2023 and 29 December 2023, as further amended and restated on 26 January 2024 and as further amended on 2024, and novated to the Company pursuant to a deed of novation dated 4 July 2024 (the “Instrument”)

Vidacos Nominees Limited (the “Exercising Noteholder”) hereby gives notice to the Company that it is exercising its right to convert $8,000,000 principal amount of Notes (together with additional accrued interest of $356,712 as of the date of this notice) issued pursuant to the Instrument into Shares in accordance with condition 7 (Conversion at the Option of the Noteholders) of the Instrument. We hold such Notes (the “Apeiron Notes”) on behalf of Apeiron Investment Group Ltd (“Aperion”), who is the beneficial owner of the Apeiron Notes.

We hereby direct the Company to allot and issue 4,178,356 Shares resulting from the conversion of the Apeiron Notes directly to The Depositary Trust Company (“DTC”) in accordance with the DTC settlement instructions provided by Apeiron, in accordance with the Conditions.

We acknowledge and agree that the Shares are issued subject to the memorandum of association and articles of association and shareholders agreement of the Company and that Apeiron agrees to become a member of the Company.

4897-1909-2487 v.1

Yours faithfully
VIDACOS NOMINEES LIMITED
Name: Title:

[Signature Page to Conversion Notice]